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                                                                   EXHIBIT 10.11

                               CYBERKINETICS, INC.

                SECOND AMENDED AND RESTATED FOUNDERS' OPTION PLAN
                                 April 30, 2004

1. PURPOSE

            The purpose of this Amended and Restated Founders' Option Plan (the "Plan") is to advance the interests of Cyberkinetics, Inc. (the "Company") by encouraging certain specified employees and consultants of the Company to acquire shares of the Company's Common Stock, par value $0.0001 per share (the "Stock"), and thereby increase their proprietary interest in the Company's success and provide an added incentive to remain in the employ of, or continue to render services to, the Company. This Plan was Amended and Restated on June 20, 2003, and again on April 30, 2004 (the "Amendment Date").

      The Plan provides for the award of options to purchase shares of Stock. Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

2. ELIGIBILITY FOR AWARDS

      Only the following persons shall be eligible to receive awards under the
Plan: Brian Hatt, John Donoghue, Nicholas Hatsopoulos, Gerhard Friehs and Mijail Serruya (any such person who holds an award hereunder that has not terminated being referred to herein as a "participant"). Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

3. ADMINISTRATION

      The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options to such eligible persons as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time;
(f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8 the Board shall also have the authority, both generally and in particular instances, to

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waive compliance by a participant with any obligation to be performed by the participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c) and Section 6(j).

      The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Exchange Act, the Board shall delegate the power to select directors and executive officers to receive awards under the Plan and the timing, pricing and amount of such awards to a committee or committees, the number of which shall satisfy the requirements of Rule 16b-3 applicable to the Company and all members of which shall be disinterested persons within the meaning of the applicable provisions of Rule 16b-3 and, with respect to executive officers only, "outside directors" within the meaning of Section 162(m) under the Code.

4. EFFECTIVE DATE AND TERM OF PLAN

      The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but contemporaneous with or after Board adoption of the Plan), subject to approval of the Plan by such shareholders.

      No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

5. SHARES SUBJECT TO THE PLAN

      (a) Number of Shares. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan shall be 1,230,915. Notwithstanding anything to the contrary contained herein, within sixty (60) days following Amendment Date, the Board shall issue options to purchase at least 100,000 shares of Stock to each of the participants, and options to purchase the balance of the shares of Stock subject to the Plan shall be awarded in amounts determined by the Board on the first and second anniversary of the Amendment Date (i.e., June 20, 2004 and June 20, 2005), or at any such time prior to the second anniversary of the Amendment Date as the Board elects. If any award granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such award was not exercised (the "Forfeited Shares") shall be

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available for future grants within the limits set forth in this Section 5(a), and, within ninety (90) days of such termination, the Board shall grant additional options to purchase all of the Forfeited Shares to one or more remaining participants in the Plan. Any such additional options granted to the remaining participants shall contain the same terms and conditions (and shall become Vested (as defined below) according to the same schedule) as the existing options held by such participants.

      (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

      (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

      The Board may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(j)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

6. TERMS AND CONDITIONS OF OPTIONS

      (a) Exercise Price of Options. The exercise price of each option shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

      (b) Duration of Options. Options shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date that is ten years (five years, in the case of an incentive option

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granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted.

      (c)   Vesting and Exercise of Options.

      (1) Options shall become "Vested" as follows (though the Board may at any time accelerate the time at which all or any part of an option becomes Vested):

            (A) each option shall become Vested as to 1/4 of the shares subject to such option on the date of grant; and

            (B) each option shall become Vested as to an additional 1/48 of the shares subject to such option on the last day of each month thereafter.

      (2) Each option may from time to time be exercised in whole or in part for such number of shares of Stock as to which such option is Vested, provided that one of the following conditions has been met:

            (A) the Company shall have entered into an agreement or agreements with one or more third parties pursuant to which the Company grants rights to such third parties in exchange for aggregate consideration (including, without limitation, license or sublicense fee payments, payments for options to license or sublicense, research and development support payments, milestone payments or minimum or advance royalties (but not counting payments for equity interests in the Company or royalties contingent on future sales)) of at least $3 million; provided, however, that any proceeds received by the Company in respect of "premium equity" (meaning equity of the Company issued at a per share price (on a fully-converted basis) at least 25% higher than the per share price (on a fully-converted basis) of the stock issued in the Company's most recent round of equity financing) issued in connection with any such agreement shall be counted towards such $3 million amount; or

            (B) the Company shall have consummated a Series B Preferred Stock financing at a per share price equal to at least two times the price per share paid for the Company's Series A Preferred Stock.

            Notwithstanding the foregoing, if the Company consummates a Series B Preferred Stock financing at a per share price less than twice, but equal to at least 1.5 times, the price per share paid for the Company's Series A Preferred Stock, each option shall become exercisable for one-half of the number of shares of Stock as to which such option is Vested from time to time.

      (3) Options may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such

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                  documents as the Board may require and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

            (4) The delivery of Stock upon the exercise of an option shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

            (5) In the case of an option that is not an incentive option, the Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                  In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

            (6) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise

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                  until the Company is satisfied as to the authority of the
                  person or persons exercising the option.

            (d) Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows:

            (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company; or

            (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any other form of payment, or combination of forms of payment, approved by the Board, including but not limited to cancellation of indebtedness; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than by a personal check or promissory note of the person exercising the option.

            (e)   [Intentionally Omitted.]

            (f) Rights as Shareholder. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by the participant under the Plan.

            (g) Nontransferability of Awards. Except as the Board may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by the participant. Without limiting the discretion of the Board pursuant to the immediately preceding sentence, in the case of an option that is not an incentive option, the award may specify that the such option is transferable to any member of the participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, so long as the participant receives no consideration for the transfer of such option and such transferred option shall continue to be subject to the same terms and conditions as were applicable to it immediately prior to the transfer.

            (h) Death. If a participant dies, each option held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the

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participant's executor or administrator or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board may determine) beginning with the date of the participant's death but in no event beyond the Final Exercise Date. All options held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

      (i) Termination of Service Other Than By Death. Except as the Board may otherwise determine or may otherwise specify in any award, if an employee's employment with the Company and its subsidiaries terminates for any reason other than by death, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date employment terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise
Date) unless the employee was discharged for cause that in the opinion of the Board casts such discredit on the employee as to justify termination of the employee's options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(i), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

      In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such participant that are not then exercisable shall terminate upon termination of service. Options that are exercisable on the date the participant's service as a director, consultant or adviser terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause that in the opinion of the Board casts such discredit on him or her as to justify termination of his or her options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated.

      (j) Acceleration of Vesting and Termination upon Certain Events. In the event of a consolidation or merger in which the Company is not the surviving corporation (other than a merger with a wholly owned subsidiary consummated for the sole purpose of changing the Company's jurisdiction of incorporation) or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that all outstanding awards shall become fully Vested and exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Board has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the awards or the grant to participants of replacement awards by that corporation

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or an affiliate of that corporation, which awards in the case of incentive options shall satisfy the requirements of section 424(a) of the Code.

      In addition, in the event of the consummation of a Qualified Sale of the Company (as defined below) or the initial public offering of the Company, all outstanding awards shall become fully Vested and exercisable immediately prior to consummation of such Qualified Sale of the Company or initial public offering. The term "Qualified Sale of the Company" shall mean the occurrence of any of the following events in which the proceeds received (or available for distribution by the Company) in respect of each share of Series A Redeemable Convertible Preferred Stock, $.01 par value ("Series A Preferred"), shall be at least twice the original price per share paid for such share of Series A Preferred (as adjusted for stock splits, combinations, reclassifications and similar events affecting the Series A Preferred): (a) the sale, lease or transfer of all or substantially all of the assets of the Company to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than a wholly-owned subsidiary of the Company; (b) the consummation of any transaction as a result of which holders of voting stock of the Company immediately prior to such transaction would own beneficially (as such term is used in Section 13(d) of the Exchange Act, but without regard to any concept of aggregation of Persons), directly or indirectly, 50% or less of the voting stock of the Company immediately after such transaction; or (c) the consummation of any transaction (including any merger or consolidation) as a result of which any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) becomes the "beneficial owner" (as defined in Section 13(d) of the Exchange Act) of 50% or more (by vote) of the voting stock of the Company.

7. EMPLOYMENT RIGHTS

      Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

8. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

      Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

      With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of

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satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations, or for any other purpose that may at the time be permitted by law including but not limited to the acceleration of vesting of any outstanding award, or may at any time terminate the Plan as to further grants of awards, but no such amendment shall adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

9. LOCK UP

      By receipt and acceptance of a Option, each participant agrees, if requested in writing by an underwriter of Common Stock or other securities of the Company, not to sell, assign, donate, pledge, encumber, hypothecate, grant an option to, or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock or other securities of the Company held by him, her or it during the 180-day period following the effective date of a registration statement filed pursuant to the Company's initial public offering. The provisions of this Section 9 are intended to be automatic in effect, and no further acknowledgement or evidence of agreement shall be required for the Company or its transfer agent to enforce the provisions of this Section 9, or for the Company or its transfer agent to enter into a "stop transfer" or similar order with respect to securities of the Company held by participants.

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